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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement No. 33-75848 on Form S-4 of First Community Corporation of our report dated February 8, 2002, relating to the financial statements appearing in this Annual Report on Form 10-KSB of First Community Corporation for the year ended December 31, 2002.

                                            /s/ Heathcott & Mullaly, P.C.

Brentwood, Tennessee
March 31, 2003